Revenue	12 Months Ended
Dec. 31, 2024
Revenue [abstract]
Revenue
5.
Revenue

During the years ended December 31, 2022, 2023 and 2024, revenue contributed by music subscription packages, which were recognized over time, amounted to RMB8,699 million, RMB12,096 million and RMB15,227 million, respectively.

During the years ended December 31, 2022, 2023 and 2024, revenue contributed by advertising services amounted to RMB2,118 million, RMB3,003 million and RMB3,978 million, respectively.

During the years ended December 31, 2022, 2023 and 2024, the majority of the revenue from online music services are recognized over time and the majority of the revenue from social entertainment services are recognized at a point in time.

The Group does not disclose the information about the remaining performance obligation as the performance obligations of the Group have an expected duration of one year or less.

Details of contract liabilities were disclosed in Note 27.